UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

TVA entered into an amendment to its Spring Maturity Credit Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent, and Bank of America, N.A., as a Lender.  The Amendment, which has an effective date of May 13, 2009, renews the agreement for a term ending on May 12, 2010, and reduces the amount that TVA can borrow under the credit agreement from $1,250,000,000 to $1,000,000,000.  A copy of the Amendment is attached as Exhibit 99.1.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 8.01  Other Events.

On May 11, 2009, TVA and the United States Environmental Protection Agency (“EPA”) entered into an Administrative Order and Agreement on Consent (the “Agreed Order”) relating to the clean-up of the December 22, 2008 ash spill at TVA’s Kingston Fossil Plant (“Kingston ash spill”).  The Agreed Order documents the relationship between TVA and EPA in managing the clean-up of the Kingston ash spill under the federal Comprehensive Environmental Response, Compensation and Liability Act.  Under the Agreed Order, while TVA retains its status as a lead federal agency, EPA will approve all work plans and schedules moving forward.  A copy of the Agreed Order is attached as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1*
Amendment Dated as of May 13, 2009, to Spring Maturity Credit Agreement Dated as of March 26, 2009, Among TVA, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., as a Lender, and the Other Lenders Party Thereto.

99.2	Administrative Order and Agreement on Consent Between TVA and EPA Dated as of May 11, 2009.

* Schedule 1.01 has been omitted from Exhibit 99.1. TVA hereby undertakes to furnish supplementally copies of the omitted schedule upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2009	Tennessee Valley Authority
(Registrant)

/s/ Kimberly S. Greene
Kimberly S. Greene
Chief Financial Officer and Executive Vice President, Financial Services

EXHIBIT INDEX
Exhibit 99.1 is filed pursuant to Items 1.01 and 2.03 hereof, and Exhibit 99.2 is filed pursuant to Item 8.01 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1*
Amendment Dated as of May 13, 2009, to Spring Maturity Credit Agreement Dated as of March 26, 2009, Among TVA, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., as a Lender, and the Other Lenders Party Thereto.

99.2	Administrative Order and Agreement on Consent Between TVA and EPA Dated as of May 11, 2009.

* Schedule 1.01 has been omitted from Exhibit 99.1. TVA hereby undertakes to furnish supplementally copies of the omitted schedule upon request by the Securities and Exchange Commission.